Exhibit 10.1

Execution Version

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”), dated as of November 28, 2018, is by and among NEW MEDIA HOLDINGS I LLC, a Delaware limited liability company (“Holdings”), NEW MEDIA HOLDINGS II LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of Holdings party hereto (together with Holdings, collectively, the “Guarantors”), the several banks and other financial institutions or entities party hereto (the “Incremental Term Lenders”) and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain credit agreement dated as of June 4, 2014 (as previously amended or modified pursuant to that certain letter agreement dated as of July 17, 2014, that certain First Amendment dated as of September 3, 2014, that certain Second Amendment dated as of November 20, 2014, that certain Third Amendment dated as of January 9, 2015, that certain Fourth Amendment dated as of February 13, 2015, that certain Fifth Amendment dated as of March 6, 2015, that certain Sixth Amendment dated as of May 29, 2015, that certain Seventh Amendment dated as of July 14, 2017 and that certain Eighth Amendment dated as of February 16, 2018 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.24(a) of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting (i) a Term Loan Increase in an aggregate principal amount of $30,000,000 (the “Ninth Amendment Incremental Term Loan”) on the terms set forth in this Ninth Amendment and (ii) that the Administrative Agent and the Incremental Term Lenders amend the Credit Agreement to effect such amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the Ninth Amendment Incremental Term Loan;

WHEREAS, the Incremental Term Lenders are willing to provide the Ninth Amendment Incremental Term Loan and to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT AND INCREMENTAL TERM LOANS

1.1          Ninth Amendment.  This Ninth Amendment constitutes an “Incremental Amendment” pursuant to Section 2.24 of the Credit Agreement.

1.2        Amendments to Credit Agreement.  From and after the Ninth Amendment Effective Date (as hereinafter defined), the Credit Agreement is amended pursuant to this Ninth Amendment to make the amendments set forth in Annex A to this Ninth Amendment.

1.3         Amendments to Schedule 2.1.  From and after the Ninth Amendment Effective Date, Schedule 2.1 to the Credit Agreement is hereby amended and supplemented to add the information set forth on the Supplement to Schedule 2.1 attached as Annex B to this Ninth Amendment to reflect amendments pursuant to this Ninth Amendment.  All other Schedules to the Credit Agreement shall not be modified or otherwise affected.

1.4         Ninth Amendment Incremental Term Loans.  Each Incremental Term Lender hereby agrees, severally and not jointly, to provide the Ninth Amendment Incremental Term Loans in the form of a Term Loan Increase (which shall be of the same Class as, and fungible with, the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth Amendment Incremental Term Loans and shall have identical terms as the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth Amendment Incremental Term Loans) in an aggregate principal amount of $30,000,000 to the Borrower on the Ninth Amendment Effective Date (as hereinafter defined), on the terms and conditions set forth herein and in the Credit Agreement (as amended by this Amendment).

1.5         Credit Agreement Governs.  Except as set forth in this Ninth Amendment and in the Credit Agreement (as amended by this Amendment), the Ninth Amendment Incremental Term Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents.

ARTICLE II
INTEREST PERIODS

In connection with this Ninth Amendment, the Interest Periods applicable to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth Amendment Incremental Term Loans shall be reset as necessary to cause the Interest Periods applicable to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth Amendment Incremental Term Loans to be identical to the Interest Periods applicable to the Ninth Amendment Incremental Term Loans funded on the Ninth Amendment Effective Date.  The Borrower shall be responsible for any costs arising under Section 2.19 of the Credit Agreement resulting from such action.

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ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1          Closing Conditions.  This Ninth Amendment shall become effective as of the day and year set forth above (the “Ninth Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)         Executed Ninth Amendment.  The Administrative Agent shall have received a copy of this Ninth Amendment duly executed by each of the Loan Parties, the Administrative Agent and the Incremental Term Lenders.

(b)         Ninth Amendment Incremental Term Loan Conditions.  The conditions set forth in Section 2.24(d) of the Credit Agreement shall have been satisfied.

(c)	Fees and Expenses.

(i)          The Borrower shall have paid, or cause to be paid, or shall have arranged for such payment in a manner reasonably satisfactory to the Administrative Agent, all fees due and payable on the Ninth Amendment Effective Date pursuant to the terms of that certain Engagement Letter, dated as of November 14, 2018, by and among the Borrower, the Administrative Agent, and Citizens Bank, N.A., as lead arranger.

(ii)         The Administrative Agent shall have received from the Borrower such other fees and expenses that are due and payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Ninth Amendment.

(d)          Closing Certificates.  The Administrative Agent shall have received for each Loan Party a certificate (which may be in the form of an omnibus certificate) (A) certifying that the articles of incorporation or other organizational documents, as applicable, of each Loan Party that were delivered on the Closing Date (or later date, as applicable) remain true and complete as of the Ninth Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws, operating agreements or partnership agreements of each Loan Party that were delivered on the Closing Date (or later date, as applicable) remain true and correct and in force and effect as of the Ninth Amendment Effective Date (or certified updates as applicable), (C) attaching copies of the resolutions of the board of directors or comparable managing body of each Loan Party approving and adopting this Ninth Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Ninth Amendment Effective Date and (D) certifying that each officer listed in the incumbency certification contained in each

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Loan Party’s secretary’s certificate, delivered on the Closing Date (or later date, as applicable) remains duly authorized to execute and deliver on behalf of such Loan Party the Ninth Amendment or attaching a new incumbency certificate for each officer signing this Ninth Amendment.

(e)         Legal Opinion.  The Administrative Agent shall have received an opinion from Cleary Gottlieb Steen and Hamilton LLP, New York counsel for the Loan Parties, dated the Ninth Amendment Effective Date and addressed to the Administrative Agent and the Lenders which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(f)          Good Standings.  The Administrative Agent shall have received for each Loan Party customary certificates of good standing, existence or its equivalent with respect to such Loan Party in its state of incorporation or organization, as applicable.

ARTICLE IV
MISCELLANEOUS

4.1         Amended Terms.  On and after the Ninth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Ninth Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2         Representations and Warranties of the Loan Parties.  The Loan Parties hereby represent and warrant that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Ninth Amendment Effective Date as if made on and as of such date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that is already qualified or modified by materiality in the text thereof and (b) no Default or Event of Default has occurred and is continuing on the Ninth Amendment Effective Date or after giving effect to this Ninth Amendment.

4.3         Reaffirmation of Obligations.  Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.4          Loan Document.  This Ninth Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5         Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation,

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execution and delivery of this Ninth Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.

4.6         Further Assurances.  The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Ninth Amendment.

4.7          Entirety.  This Ninth Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8         Counterparts; Telecopy.  This Ninth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Ninth Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.9         GOVERNING LAW.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.10        Successors and Assigns.  This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.11        Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.12 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF the parties hereto have caused this Ninth Amendment to be duly executed on the date first above written.

BORROWER:	NEW MEDIA HOLDINGS II LLC

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

GUARANTORS:	NEW MEDIA HOLDINGS I LLC

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
SEACOAST NEWSPAPERS, INC.
LMG MASSACHUSETTS, INC.
THE INQUIRER AND MIRROR, INC.
THE MAIL TRIBUNE, INC.
LMG NATIONAL PUBLISHING, INC.
THE NICKEL OF MEDFORD, INC.
LMG STOCKTON, INC.

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC
NINTH AMENDMENT TO CREDIT AGREEMENT

COPLEY OHIO NEWSPAPERS, INC.	GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.
ENHE ACQUISITION, LLC	GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.
ENTERPRISE NEWSMEDIA HOLDING, LLC	GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.
ENTERPRISE NEWSMEDIA, LLC	GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.
ENTERPRISE PUBLISHING COMPANY, LLC	GATEHOUSE MEDIA MASSACHUSETTS I, INC.
GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.	GATEHOUSE MEDIA MASSACHUSETTS II, INC.
GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.	GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.
GATEHOUSE MEDIA COLORADO HOLDINGS, INC.	GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.
GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.	GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.
GATEHOUSE MEDIA CORNING HOLDINGS, INC.	GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.	GATEHOUSE MEDIA OHIO HOLDINGS, INC.
GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.	GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.
GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.	GATEHOUSE MEDIA OPERATING, LLC
GATEHOUSE MEDIA HOLDCO, LLC	GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.	GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.	GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.
GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC	GATEHOUSE MEDIA TEXAS HOLDINGS, INC.
GATEHOUSE MEDIA IOWA HOLDINGS, INC.	UPCURVE, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.	GATEHOUSE MEDIA, LLC
GATEHOUSE MEDIA KANSAS HOLDINGS, INC.	GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC
GATEHOUSE MEDIA LANSING PRINTING, INC.	LIBERTY SMC, L.L.C.
GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.	LOW REALTY, LLC
GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.	LRT FOUR HUNDRED, LLC
GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.	MINERAL DAILY NEWS TRIBUNE, INC.
NEWS LEADER, INC.
SUREWEST DIRECTORIES
TERRY NEWSPAPERS, INC.
THE PEORIA JOURNAL STAR, INC.

By:	/s/ Gregory W. Freiberg
Name:	Gregory W. Freiberg
Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC
NINTH AMENDMENT TO CREDIT AGREEMENT

GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.	BRIDGETOWER MEDIA DLN, LLC
LMG RHODE ISLAND HOLDINGS, INC.	DAILY JOURNAL OF COMMERCE, INC.
LMG MAINE HOLDINGS, INC.	DAILY REPORTER PUBLISHING COMPANY
CUMMINGS ACQUISITION, LLC	BRIDGETOWER MEDIA HOLDING COMPANY
CA ALABAMA HOLDINGS, INC.	ARIZONA NEWS SERVICE, LLC
CA FLORIDA HOLDINGS, LLC	MISSOURI LAWYERS MEDIA, LLC
CA SOUTH CAROLINA HOLDINGS, INC.	FINANCE AND COMMERCE, INC.
CA NORTH CAROLINA HOLDINGS, INC.	THRIVEHIVE, INC.
CA LOUISIANA HOLDINGS, INC.	CYBERINK, LLC
CA MASSACHUSETTS HOLDINGS, INC.	UPCURVE CLOUD LLC
DB ACQUISITION, INC.	GATEHOUSE MEDIA GEORGIA HOLDINGS, INC.
DB ARKANSAS HOLDINGS, INC.	GATEHOUSE MEDIA ALASKA HOLDINGS, INC.
DB IOWA HOLDINGS, INC.	GATEHOUSE MEDIA OREGON HOLDINGS, INC.
DB NORTH CAROLINA HOLDINGS, INC.
DB OKLAHOMA HOLDINGS, INC.
DB TENNESSEE HOLDINGS, INC.
DB TEXAS HOLDINGS, INC.
DB WASHINGTON HOLDINGS, INC.
W-SYSTEMS CORP.
GATEHOUSE MEDIA OHIO HOLDINGS II, INC.
DOLCO ACQUISITION, LLC
BRIDGETOWER MEDIA, LLC
THE NWS COMPANY, LLC
LONG ISLAND BUSINESS NEWS, LLC
NEW ORLEANS PUBLISHING GROUP, L.L.C.
NOPG, L.L.C.
LAWYER’S WEEKLY, LLC
THE DAILY RECORD COMPANY, LLC
IDAHO BUSINESS REVIEW, LLC
THE JOURNAL RECORD PUBLISHING CO., LLC

By:	/s/ Gregory W. Freiberg
Name:	Gregory W. Freiberg
Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC
NINTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent

	By:	/s/ Arthur D. Burns
	Name:	Arthur D. Burns
	Title:	Managing Director

NEW MEDIA HOLDINGS II LLC
NINTH AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL TERM LENDERS:	CITIZENS BANK, N.A., as an Incremental Term Lender

	By:	/s/ Arthur D. Burns
	Name:	Arthur D. Burns
	Title:	Managing Director

NEW MEDIA HOLDINGS II LLC
NINTH AMENDMENT TO CREDIT AGREEMENT

Annex A

Amendments to Credit Agreement

1.1          New Definitions.  Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement dated as of the Ninth Amendment Effective Date, by and among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Ninth Amendment Effective Date” means November 28, 2018.

“Ninth Amendment Incremental Term Commitment” means, as to each Term Loan Lender, its obligation (if applicable) to make a Ninth Amendment Incremental Term Loan to the Borrower pursuant to Section 2.1(a)(ix) in an aggregate amount not to exceed the amount specified opposite such Lender’s name on Schedule 2.1 under the caption “Ninth Amendment Incremental Term Commitment” or in the Assignment and Acceptance (or Affiliated Lender Assignment and Assumption) pursuant to which such Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.24 or Section 2.25).  The aggregate amount of the Ninth Amendment Incremental Term Commitments as of the Ninth Amendment Effective Date is $30,000,000.

“Ninth Amendment Incremental Term Loans” means the term loans made by the Lenders on the Ninth Amendment Effective Date to the Borrower pursuant to Section 2.1(a)(ix); it being understood that except as set forth in the Ninth Amendment and in this Agreement, the Ninth Amendment Incremental Term Loans shall be of the same Class as (and fungible with) the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth Amendment Incremental Term Loans, shall have identical terms as the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth Amendment Incremental Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of this Agreement and the other Loan Documents.

1.2          Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement shall be amended as follows:

(a)          Clause (a) of the definition of “Applicable Margin” shall be replaced in its entirety with the following:

“(a)          (i) with respect to Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans, (x) 6.25% for Eurodollar Rate Loans and (y) 5.25% for Base Rate Loans and (ii) with respect to Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans, (x) 6.25% for Eurodollar Rate Loans and (y) 5.25% for Base Rate Loans; and”

(b)          The first sentence of the definition of “Base Rate” shall be replaced in its entirety with the following:

“”Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Eurodollar Rate for an Interest Period of one month plus 1.0%; provided, however, that notwithstanding the foregoing, the Base Rate with respect to Fourth Amendment Replacement Term Loans, Sixth Amendment Incremental Term Loans, Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans shall at no time be less than 2.0% per annum.”

(c)          The definition of “Incremental Term Commitment” shall be replaced in its entirety with the following:

““Incremental Term Commitment” has the meaning set forth in Section 2.24(a) and shall include the Sixth Amendment Incremental Term Loan Commitment, the 2017 Incremental Term Loan Commitment, the Eighth Amendment Incremental Term Loan Commitment and the Ninth Amendment Incremental Term Loan Commitment.”

(d)          The definition of “Incremental Term Loans” shall be replaced in its entirety with the following:

““Incremental Term Loans” has the meaning set forth in Section 2.24(b) and shall include the Sixth Amendment Incremental Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans.”

(e)          The definition of “Interest Period” shall be amended by (x) deleting the “and” at the end of clause (vi) thereof, (y) inserting “; and” at the end of clause (vii) thereof and inserting the following as a new clause (viii):

“(viii)          any Interest Period election with respect to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans and the Eighth

Amendment Incremental Term Loans as in effect on the Ninth Amendment Effective Date shall apply to the Ninth Amendment Incremental Term Loans.”

(f)          The definition of “Maturity Date” shall be replaced in its entirety with the following:

““Maturity Date” means (i) with respect to the Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans (for the avoidance of doubt, other than any Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans that have been converted to Seventh Amendment Extended Term Loans), the sixth anniversary of the Closing Date; (ii) with respect to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans, July 14, 2022 and (iii) with respect to the Revolving Credit Facility, July 14, 2021 (the “Revolving Credit Maturity Date”); (iv) with respect to any tranche of Extended Term Loans (other than the Seventh Amendment Extended Term Loans), Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders and (v) with respect to any Incremental Loans (other than the Sixth Amendment Incremental Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans) or Incremental Revolving Credit Commitments (other than the Fifth Amendment Incremental Revolver Increase), the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.”

(g)          The definition of “Repricing Transaction” shall be replaced in its entirety with the following:

““Repricing Transaction” means (a) the prepayment, refinancing, substitution, replacement or conversion of all or a portion of the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans with the incurrence by the Borrower or any Subsidiary of any Indebtedness under any credit facilities that results in the reduction of the All-In Yield of such Indebtedness relative to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans so repaid, refinanced, substituted, replaced or converted and (b) any amendment to this Agreement that results in the reduction of the All-In Yield applicable to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans, excluding, in each case, for avoidance of doubt, any such reductions in connection with a Change of Control; provided, that, for the avoidance of doubt, a Repricing Transaction does not include any prepayment, repayment or refinancing, as the case may be, in connection with a Change of Control.”

1.3          Other Amendments.  The following sections of the Credit Agreement shall be amended as follows:

(a)          The first whereas clause in the recitals shall be replaced in its entirety with the following:

“WHEREAS, the Borrower has requested the Lenders to extend credit in the form of (i) Initial Term Loans in an aggregate principal amount of $200,000,000, (ii) First Amendment Incremental Term Loans in an aggregate principal amount of $25,000,000, (iii) Third Amendment Incremental Term Loans in an aggregate principal amount as of the Third Amendment Effective Date of $102,000,000, (iv) Fourth Amendment Replacement Term Loans in an initial aggregate principal amount of $327,000,000 which Fourth Amendment Replacement Term Loans replaced the Initial Term Loans, the First Amendment Incremental Term Loans and the Third Amendment Incremental Term Loans in accordance with the terms of Section 9.1(d) of this Agreement and on the Seventh Amendment Effective Date, $317,725,312.50 of such Fourth Amendment Replacement Term Loans were converted into Seventh Amendment Extended Term Loans in accordance with the terms of Section 2.25(a) of this Agreement, (v) Revolving Credit Commitments in an initial aggregate principal amount of $25,000,000 (which may be used for the issuance of one or more Letters of Credit from time to time and one or more Swing Line Loans from time to time), which Revolving Credit Commitments were increased to $75,000,000 as of the Third Amendment Effective Date by an Incremental Revolving Credit Commitment of $50,000,000 (such increase, the “Third Amendment Incremental Revolver Increase” and the Revolving Credit Loans made thereunder, the “Third Amendment Incremental Revolving Credit Loans”) and which Third Amendment Incremental Revolving Credit Loans have been repaid prior to the Conversion Date and the Third Amendment Incremental Revolver Increase automatically terminated in accordance with Section 2.2(a)(ii), (vi) additional Revolving Credit Commitments in an aggregate principal amount of $15,000,000 as of the Fifth Amendment Effective Date (such increase, the “Fifth Amendment Incremental Revolver Increase”), (vii) Sixth Amendment Incremental Term Loans in an aggregate principal amount of $25,000,000 and on the Seventh Amendment Effective Date, $24,436,085.38 of such Sixth Amendment Incremental Term Loans were converted into Seventh Amendment Extended Term Loans in accordance with the terms of Section 2.25(a) of this Agreement, (viii) 2017 Incremental Term Loans in an aggregate principal amount of $20,000,000, (ix) Eighth Amendment Incremental Term Loans in an aggregate principal amount of $50,000,000 and (x) Ninth Amendment Incremental Term Loans in an aggregate principal amount of $30,000,000;”

(b)          Section 2.1(a) shall be amended by adding the following as a new clause (ix):

“(ix)      Subject to the terms and conditions hereof, the Term Loan Lenders with a Ninth Amendment Incremental Term Commitment severally agree to make a Ninth Amendment Incremental Term Loan denominated in Dollars to the Borrower on the Ninth Amendment Effective Date in an amount equal to the amount of the Ninth Amendment Incremental Term Commitment of such Lender, provided that, there may only be one Borrowing Date for the Ninth Amendment Incremental Term Loan and any remaining Ninth Amendment Incremental Term Commitment that is not borrowed shall automatically expire on such Borrowing Date.  The Ninth Amendment Incremental Term Loans may from time to time be Eurodollar Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.1 and 2.11.  Subject to Sections 2.5, 2.9 and 2.10, all amounts owed hereunder with respect to the Ninth Amendment Incremental Term Loans shall be paid in full no later than the Maturity Date with respect thereto.  Amounts repaid or prepaid on the Ninth Amendment Incremental Term Loans may not be reborrowed.”

(c)          Section 2.1(b) shall be amended by adding the following as a new clause (viii):

“(viii)    The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one (1) Business Day prior to the Ninth Amendment Effective Date) requesting that the Term Loan Lenders with a Ninth Amendment Incremental Term Commitment make the Ninth Amendment Incremental Term Loans on the Ninth Amendment Effective Date.  Upon receipt of such Borrowing Notice, which notice shall be irrevocable, the Administrative Agent shall promptly notify each Term Loan Lender with a Ninth Amendment Incremental Term Commitment thereof.  Not later than 10:00 A.M., New York City time, on the Ninth Amendment Effective Date, each Term Loan Lender with a Ninth Amendment Incremental Term Commitment shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Ninth Amendment Incremental Term Loan to be made by such Lender.  The Administrative Agent shall promptly make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders in Dollars.”

(d)          Section 2.5(a) shall be replaced in its entirety with the following:

“(a)   The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Term Loan Lender (i) (x) on June 30, 2017, each Term Loan Lender’s pro rata share of $877,344.68 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.9 and Section 2.10) and (y) on the last Business Day of each March, June, September and December after

September 30, 2018 commencing with December 31, 2018, with respect to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans, each applicable Term Loan Lender’s pro rata share of $1,098,636.93 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.9 and Section 2.10) and (ii) on the Maturity Date for the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and for the Ninth Amendment Incremental Term Loans, the aggregate principal amount of all Seventh Amendment Extended Term Loans, 2017 Incremental Term Loans, Eighth Amendment Incremental Term Loans and Ninth Amendment Incremental Term Loans outstanding on such date (or on such earlier date on which the Loans become due and payable pursuant to Section 7).  With respect to any Replacement Loans, Incremental Term Loans or Extended Term Loans, such Loans shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment or Extension Amendment, as applicable.”

(e)          The first sentence in Section 2.7(d) shall be amended by deleting the word “and” at the end of clause (vi) thereof and adding the following text immediately before the period at the end thereof:

“and (viii) for the account of each Lender with a Ninth Amendment Incremental Term Loan Commitment on the Ninth Amendment Effective Date, to such Lender out of the proceeds of the Ninth Amendment Incremental Term Loan made by such Lender on the Ninth Amendment Effective Date, as fee compensation for the funding of such Lender’s Ninth Amendment Incremental Term Loan a closing fee to be effected in the form of an OID in an amount equal to 0.25% of such Lender’s Ninth Amendment Incremental Term Loan Commitment on the Ninth Amendment Effective Date.”

(f)          The second sentence in Section 2.7(d) shall be replaced in its entirety with the following:

“Such closing fee will be in all respects fully earned, due and payable on (i) with respect to the Initial Term Loan, the Closing Date, (ii) with respect to the First Amendment Incremental Term Loan, the First Amendment Effective Date, (iii) with respect to the Third Amendment Incremental Term Loan and the Third Amendment Incremental Revolver Increase, the Third Amendment Effective Date, (iv) with respect to the Sixth Amendment Incremental Term Loan, the Sixth Amendment Effective Date, (v) with respect to the 2017 Incremental Term Loan, the Seventh Amendment Effective Date, (vi) with respect to the Eighth Amendment Incremental Term Loan, the Eighth Amendment Effective Date and (vii) with respect to the Ninth Amendment Incremental Term Loan, the Ninth Amendment Effective Date, and in each case will be non-refundable and non-creditable thereafter.”

(g)          Section 2.9(b) shall be replaced in its entirety with the following:

“(b)       Loan Repricing Protection.  In the event that, on or prior to the six month anniversary of the Ninth Amendment Effective Date, the Borrower (a) makes any prepayment of the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans in connection with any Repricing Transaction or (b) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (i) in the case of clause (a), a prepayment premium not to exceed 1.00% of the aggregate principal amount of the Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans being prepaid and (ii) in the case of clause (b), a payment not to exceed 1.00% of the aggregate principal amount of the applicable Seventh Amendment Extended Term Loans, the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans or the Ninth Amendment Incremental Term Loans outstanding immediately prior to such amendment that is subject to such Repricing Transaction (it being understood that if a Non-Consenting Lender is removed pursuant to Section 2.23  in connection with a Repricing Transaction, such fee shall be paid to the Non-Consenting Lender and not to the replacement Lender pursuant to Section 2.23).”

(h)          Section 2.24(d) shall be amended by replacing clause (iii) thereof in its entirety with the following:

“(iii)      the aggregate principal amount of Incremental Term Loans and Incremental Revolving Credit Commitments incurred on and after the Seventh Amendment Effective Date shall not exceed $100,000,000 in the aggregate (the “Available Incremental Amount”) (and after giving effect to the incurrence of the 2017 Incremental Term Loans, the Eighth Amendment Incremental Term Loans and the Ninth Amendment Incremental Term Loans, the remaining Available Incremental Amount shall be $0); and”

(i)          Section 3.16 shall be amended by adding the following text before the last sentence thereof:

“The proceeds of the Ninth Amendment Incremental Term Loans made on the Ninth Amendment Effective Date shall be applied by the Borrower for general corporate purposes, including, without limitation, to finance acquisitions permitted under this Agreement and the working capital needs of the Borrower and its Subsidiaries in the ordinary course of business.”

(j)          Section 5.10 shall be amended by adding the following text before the last sentence thereof:

“The proceeds of the Ninth Amendment Incremental Term Loans made on the Ninth Amendment Effective Date shall be applied by the Borrower for general corporate purposes, including, without limitation, to finance acquisitions permitted under this Agreement and the working capital needs of the Borrower and its Subsidiaries in the ordinary course of business.”

Annex B

Supplement to Schedule 2.1 to Credit Agreement

[See attached]

SCHEDULE 2.1

Ninth Amendment Incremental Term Commitment

Lender	Ninth Amendment Incremental Term Commitment
CITIZENS BANK, N.A.	$30,000,000
TOTAL:	$30,000,000